SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2003

America West Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	86-0847214 (I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona 85281 (Address, Including Zip Code, of Registrant’s Principal Executive Offices)	(602) 693-0800 (Registrant’s Telephone Number, Including Area Code)

America West Airlines, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	86-0418245 (I.R.S. Employer Identification Number)

4000 E. Sky Harbor Boulevard Phoenix, Arizona 85034-3899 (Address, Including Zip Code, of Registrant’s Principal Executive Offices)	(602) 693-0800 (Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

     On February 10, 2002, America West Airlines, Inc. (“America West”) announced that it will eliminate hub operations in Columbus, Ohio. America West expects to commence downsizing its Columbus operations in early April with completion scheduled in mid-June. During that period, America West expects to:

•	Gradually downsize the hub from 49 daily departures to 15 destinations to a planned four mainline flights per day to Phoenix and Las Vegas;

•	Phase 12 Columbus-based regional jets, all of which are currently operated by Chautauqua Airlines under the America West Express banner, out of its fleet; and

•	Reduce the number of employees in Columbus from approximately 400 to 65.

In connection with the downsizing, America West expects to terminate its relationship with Chautauqua Airlines and to offer affected employees the opportunity to transfer to other positions within America West. Those who choose not to relocate will receive severance packages. In addition, due to the downsizing of Columbus, America West expects to eliminate service to New York City LaGuardia Airport because perimeter rules at that airport prohibit flights beyond 1,500 miles, which precludes service from America West’s hubs in Phoenix and Las Vegas. However, the airline will continue to serve the New York metropolitan area through both John F. Kennedy and Newark International Airports. With the exception of LaGuardia, America West does not expect to close any other year-round America West destination as a result of the elimination of the Columbus hub.

The statements above are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause the actual downsizing of America West’s Columbus operations to differ materially from the proposed downsizing described above. The risks and uncertainties include, but are not limited to, America West’s ability to implement the termination of its relationship with Chautauqua Airlines, its ability to transfer employees and negotiate appropriate severance packages, if needed, the cyclical nature of the airline industry, competitive practices in the industry, relations with unionized employees generally, the impact of industry regulations and other factors described from time to time in the company’s publicly available SEC reports. The company undertakes no obligation to publicly update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

Exhibit No.	Description

99.1	Press release America West Airlines, Inc. dated as of September 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

     America West Airlines, Inc. is furnishing herewith a press release, dated as of February 10, 2003, announcing the elimination of hub operations in Columbus, Ohio.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, America West Holdings Corporation and America West Airlines, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICA WEST HOLDINGS CORPORATION

Dated: February 12, 2003	By:	/s/ Derek J. Kerr

Derek J. Kerr Senior Vice President and Chief Financial Officer

AMERICA WEST AIRLINES, INC.

Dated: February 12, 2003	By:	/s/ Derek J. Kerr

Derek J. Kerr Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of America West Airlines, Inc. dated as of February 10, 2003.